LORD ABBETT STOCK APPRECIATION FUND

(formerly known as Lord Abbett Large-Cap Growth Fund)

Supplement dated August 5, 2009

to the Prospectuses dated December 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective August 5, 2009, the following replaces the second paragraph of the subsection titled “The Fund – Management – Portfolio Managers” in the Prospectus:

The team is headed by David J. Linsen, Director and Portfolio Manager, who joined the team in 2009.  Mr. Linsen joined Lord Abbett in 2001 and has served as a research analyst and portfolio manager for the mid cap growth strategy.  Assisting Mr. Linsen is Paul J. Volovich, Partner and Director, who joined the team in 2009.  Mr. Volovich joined Lord Abbett in 1997 and has served as a quantitative analyst, research analyst, and portfolio manager for several other investment strategies.  Messrs. Linsen and Volovich are jointly and primarily responsible for the day-to-day management of the Fund.

Please retain this document for your future reference.